15:36 Wednesday, June 23, 2004 1

                                 GSAMP 2004 SEA2
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.

Pg   Pool Classification        Loans       Sched Balance       Act Balance   Curr WA   Am WAM   6/04 WA    6/04   1st Cap   Per Cap
------------------------        -----     ---------------   ---------------   -------   ------   -------   -----   -------   -------
0001 All Loans                  4,178     $342,994,121.63   $342,994,121.63     9.751   299.47    136.36   52.66      .         .
------------------------        -----     ---------------   ---------------   -------   ------   -------   -----   -------   -------
*** TOTALS ***                  4,178     $342,994,121.63   $342,994,121.63

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:   GSAMP 2004 SEA2                         June 23, 2004 15:36 PAGE 0001
All Loans  All Loans

Loans     Sched Balance       Act Balance   Curr WA   Orig WA   Am WAM   6/04 WA    6/04
-----   ---------------   ---------------   -------   -------   ------   -------   -----
4,178   $342,994,121.63   $342,994,121.63     9.751    188.38   299.47    136.36   52.66

1st Cap   Per Cap   Minrate   Maxrate   6/04 MTR   Margin    OLTV   COLTV      FICO
-------   -------   -------   -------   --------   ------   -----   -----   -------
   .         .         .         .          0.00     .      93.29   93.50   558.707

Current Rate           Principal Balance           Orig Term                6/04 Term                AM WAM
--------------------   -------------------------   ----------------------   ----------------------   ----------------------
 1.00- 1.49%    0.01   $0 - $25,000         0.65   61 - 72 Mths      0.01   1 - 6 Mths        0.35   Missing           0.02
 6.00- 6.49%    0.14   $25,001 - $50,000    8.01   73 - 84 Mths      0.45   7 - 12 Mths       0.19   7 - 12 Mths       0.00
 7.00- 7.49%    0.10   $50,001 - $75,000   24.76   85 - 96 Mths      0.10   13 - 24 Mths      0.00   13 - 24 Mths      0.01
 7.50- 7.99%    1.36   $75,001 - $100,00   24.93   109 - 120 Mths    7.06   25 - 36 Mths      0.01   25 - 36 Mths      0.02
 8.00- 8.49%    2.53   $100,001 - $125,0   16.38   121 - 180 Mths   49.57   37 - 48 Mths      0.60   37 - 48 Mths      0.01
 8.50- 8.99%   20.21   $125,001 - $150,0   11.16   181 - 240 Mths   24.31   49 - 60 Mths      5.69   49 - 60 Mths      0.02
 9.00- 9.49%   14.95   $150,001 - $175,0    6.94   241 - 300 Mths   17.10   61 - 72 Mths      2.35   61 - 72 Mths      0.04
 9.50- 9.99%   25.67   $175,001 - $200,0    3.04   301 - 360 Mths    1.39   73 - 84 Mths      0.18   73 - 84 Mths      0.26
10.00-10.49%   11.49   $200,001 - $225,0    1.60   361 - 420 Mths    0.02   85 - 96 Mths      0.03   85 - 96 Mths      0.10
10.50-10.99%   18.17   $225,001 - $250,0    1.73                            97 - 108 Mths     0.19   97 - 108 Mths     0.08
11.00-11.49%    3.33   $250,001 - $275,0    0.23                            109 - 120 Mths    2.91   109 - 120 Mths    0.22
11.50-11.99%    1.61   $275,001 - $350,0    0.35                            121 - 180 Mths   69.41   121 - 180 Mths    6.64
12.00-12.49%    0.26   $350,001 - $450,0    0.23                            181 - 240 Mths   16.67   181 - 240 Mths   16.69
12.50-12.99%    0.12                                                        241 - 300 Mths    0.02   241 - 300 Mths    2.05
13.00-13.49%    0.04                                                        301 - 360 Mths    1.39   301 - 360 Mths   73.41
13.50-13.99%    0.01                                                                                 361 - 420 Mths    0.41
14.50-14.99%    0.00                                                                                 421 - 480 Mths    0.02

Geography             City               ZIP              Property Type
-------------------   ----------------   --------------   ---------------------
Ohio          22.76   Cincinna    1.90    40272    0.31   SF              99.97
North Carol   11.26   Indianap    1.80    45005    0.27   MANUFACTURED     0.03
Indiana        8.84   Charlott    1.69    28215    0.27
Illinois       6.05   Columbus    1.67    28269    0.27
Missouri       5.49   Chicago     1.52    45601    0.26
South Carol    5.22   Dayton      1.15    45406    0.26
Wisconsin      4.85   Louisvil    1.12    60628    0.25
Michigan       4.41   Clevelan    1.00    45231    0.25
Georgia        4.41   Toledo      0.93    43211    0.22
Kentucky       4.01   St Louis    0.87    27703    0.21
*More*        22.70   *More*     86.34   *More*   97.42

Occupancy           Purpose             OLTV                  COLTV
-----------------   -----------------   -------------------   -------------------
OO          99.95   Cash Out   100.00   0.01-70.00     3.50   0.01-70.00     3.16
NOO          0.05                       70.01-75.0     1.65   70.01-75.0     1.65
                                        75.01-80.0     3.95   75.01-80.0     3.95
                                        80.01-85.0     8.07   80.01-85.0     8.10
                                        85.01-90.0    15.64   85.01-90.0    15.67
                                        90.01-95.0     8.50   90.01-95.0     8.55
                                        95.01-100.    35.95   95.01-100.    36.13
                                        100.01-103.   22.72   100.01-103.   22.74
                                        103.01-105.    0.04   103.01-105.    0.04
                                                              105.01-110.    0.03


FICO              Doc                 Lien           PP Rterm
---------------   -----------------   ------------   -----------------
400-419    0.06   Not Avai   100.00          99.62   Missing    100.00
420-439    0.27                               0.38
440-459    1.32
460-479    4.98
480-499    9.19
500-519   12.59
520-539   14.87
540-559   12.83
560-579   11.06
580-619   15.75
*More*    17.08

Amort                   Margins            Per Rate Cap            Maxrate            6/04 MTR            Arm
---------------------   ----------------   ---------------------   ----------------   -----------------   --------------
15 YEAR BALLO   63.86   N/A       100.00        .         100.00   Missing   100.00   0          100.00   FIXED   100.00
Fixed Rate      24.07
10 YEAR BALLO    8.41
20 YEAR BALLO    1.67
OTHER BALLONS    1.45
7 YEAR BALOON    0.54

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.